UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

NewLake Capital Partners, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-56327	83-4400045
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

50 Locust Avenue
First Floor
New Canaan, CT 06840
(Address of principal executive offices) (Zip Code)

(203) 594-1402
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

On September 16, 2022, NewLake Capital Partners, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland which, effective September 16, 2022, reclassified and redesignated all 125 authorized but unissued shares of the Company’s 12.5% Series A Redeemable Cumulative Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), as shares of undesignated preferred stock, par value $0.01 per share, of the Company. On April 6, 2021, prior to the effectiveness of the Articles Supplementary, the Company redeemed all 125 shares of issued and outstanding Series A Preferred Stock. The Articles Supplementary became effective on September 16, 2022. As of September 16, 2022, no shares of Series A Preferred Stock were issued and outstanding.

Second Amended and Restated Bylaws

On September 15, 2022, the Board of Directors (the “Board”) of the Company approved and adopted the Company’s Second Amended and Restated Bylaws to amend Article XIV of the Company’s Amended and Restated Bylaws to permit the stockholders of the Company, by the affirmative vote of a majority of all votes entitled to be cast on the matter at a meeting of stockholders, to alter or repeal any provision of the bylaws, and adopt new bylaw provisions.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Articles Supplementary, dated September 15, 2022
3.2	Second Amended and Restated Bylaws, dated September 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 19, 2022

NEWLAKE CAPITAL PARTNERS, INC.

By: /s/ Anthony Coniglio
Anthony Coniglio
Chief Executive Officer and President